UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________
Form 8-K
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Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 14, 2015
   _____________________
(Exact name of registrant as specified in its charter)
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DE	000-50368	26-1631624
(State or other jurisdiction of incorporation)	Commission File Number:	(IRS Employer Identification No.)
145 Hunter Drive, Wilmington, OH 45177
(Address of principal executive offices, including zip code)
(937) 382-5591
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On January 14, 2015, Air Transport Services Group, Inc. (“ATSG”), through its subsidiaries, Cargo Aircraft Management, Inc. (“CAM”) and ABX Air, Inc. (“ABX Air”), entered into an Amended and Restated Air Transportation Services Agreement (the “Agreement”) with DHL Network Operations (USA), Inc. (“DHL”), pursuant to which ATSG’s subsidiaries will continue providing aircraft and operating support to DHL’s air cargo network in the United States. The Agreement, which has a term of four (4) years, will become effective on April 1, 2015, in conjunction with the expiration of the current Air Transportation Services Agreement between DHL and ABX Air. The terms of the Agreement provide for:

(i) The amendment of thirteen (13) leases from CAM, as lessor, to DHL, as lessee, for Boeing 767-200 series freighter aircraft, extending the respective terms thereof through March 2019. The respective terms of those leases would otherwise have begun to expire starting in March 2017;

(ii) The lease from CAM, as lessor, to DHL, as lessee, of two (2) Boeing 767-300 series freighter aircraft through March 2019; and

(iii) The continued operation by ABX Air of the thirteen (13) Boeing 767-200 series freighter aircraft and two (2) Boeing 767-300 series freighter aircraft that CAM is or will be leasing to DHL through March 2019.

Additional information concerning the Agreement is described in the press release enclosed herewith as Exhibit 99.1 and which is incorporated herein by reference.

ATSG, through its operating subsidiaries, has been the principal provider of air cargo lift to DHL in its North American network since August 2003. As described above, CAM currently leases to DHL thirteen (13) Boeing 767-200 series freighter aircraft. ABX Air and DHL are currently parties to an Air Transportation Services Agreement, dated March 31, 2010, which Agreement will expire on March 31, 2015, and pursuant to which ABX Air currently operates the thirteen aircraft leased from CAM to DHL as well as several other aircraft on a short-term basis. In addition, some of ATSG’s other subsidiaries also maintain a business relationship with DHL, including the operation by Air Transport International, Inc. of four (4) Boeing 757 freighters, a direct maintenance agreement with Airborne Maintenance and Engineering Services, Inc., and certain fuel and other agreements with LGSTX Services, Inc.

Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

Exhibit No.	Description
99.1	Press release issued by Air Transport Services Group, Inc., dated January 15, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR TRANSPORT SERVICES GROUP, INC.

By:	/S/ W. JOSEPH PAYNE
W. Joseph Payne
Sr. Vice President
Corporate General Counsel & Secretary

Date:	January 15, 2015